Exhibit 3.1
                                                                     -----------


                               STATE OF CALIFORNIA
                  CERTIFICATE OF LIMITED PARTNERSHIP--FORM LP-1
        IMPORTANT--Read instructions on back before completing this form

         This Certificate is presented for filing pursuant to Chapter 3,
             Article 2, Section 15621, California Corporations Code.

1.  NAME OF LIMITED PARTNERSHIP
    Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership

2.  STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE
    112 South Curry Street

3.  CITY AND STATE
    Tehachapi, CA

4.  ZIP CODE
    93561

5.  STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IN ANOTHER STATE


6.  CITY
    CALIF.

7.  ZIP CODE


8. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.
    THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON __________ 19 WITH THE RECORDER OF __________ COUNTY. FILE OR RECORDATION NUMBER _________

9. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE IF NECESSARY)
    NAME:     Zond Windsystems Management Corporation III
    ADDRESS:  112 South Curry Street
    CITY:     Tehachapi            STATE  California         ZIP CODE  93561

                                                             ZIP CODE 93561

9A.
    NAME:
    ADDRESS:
    CITY:                          STATE                     ZIP CODE

9B.
    NAME:
    ADDRESS:
    CITY:                          STATE                     ZIP CODE

10. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS
    NAME:    Craig A. Anderson, Esq.
    ADDRESS: 1693 Mission Drive, Suite 297
    CITY:    Solvang               STATE  California         ZIP CODE 93463

11. TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST
              December 31, 2005
                                     [SEAL]

12. FOR THE PURPOSE OF FILING AMENDMENTS, DISSOLUTION AND CANCELLATION CERTIFICATES PERTAINING TO THIS CERTIFICATE THE ACKNOWLEDGMENT OF [1] GENERAL PARTNERS IS REQUIRED.

13. ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND REFERENCE HEREIN IS A PART OF THIS CERTIFICATE. NUMBER OF PAGES ATTACHED [7]

14. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS)

/s/ CRAIG A. ANDERSON         8-14-85
----------------------------- -------    ------------------------------   ------
SIGNATURE OF GENERAL PARTNER    DATE      SIGNATURE OF GENERAL PARTNER     DATE

Craig A. Anderson, Senior Vice President,
ZOND WINDSYSTEMS MANAGEMENT CORPORATION IV


----------------------------- -------    ------------------------------   ------
SIGNATURE OF GENERAL PARTNER    DATE       SIGNATURE OF GENERAL PARTNER    DATE


---------------------------------------- ------------------------------   ------
SIGNATURE OF OTHER THAN GENERAL PARTNER       TITLE OR DESIGNATION         DATE

15. THIS SPACE FOR FILING OFFICE USE (FILE NUMBER, DATE OF FILING)
    8523200025

                                      FILED
                     In the office of the Secretary of State
                           of the State of California

                                   AUG 19 1985
                                  March Fong Eu
                                  MARCH FONG EU
                               SECRETARY OF STATE

16. RETURN ACKNOWLEDGMENT TO:

    NAME        Rebecca Foster, Esq.
    ADDRESS     Kindel & Anderson
    CITY AND    555 South Flower Street
    STATE       26th Floor
    ZIP CODE    Los Angeles, California 90071

                                                  FORM LP-1--FILING FEE $70
                                              APPROVED BY THE SECRETARY OF STATE

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Craig A. Anderson
1693 Mission Drive
Suite 297
Solvang, California  93463

--------------------------------------------------------------------------------
                      (Above Space for Recorder's Use Only)

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                   ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B,
                        A CALIFORNIA LIMITED PARTNERSHIP

          This is the Agreement of Limited Partnership of Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership.

          1. Name of the Partnership.
             ------------------------
             Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership.

          2. The Character of the Business.
             -----------------------------
             The business and purposes of the Partnership are to engage (i) in the purchase, operation and management of a wind driven electrical generating facility (the "Windsystem") (including the sale of electricity produced by the Windsystem), and (ii) in any and all general business activities related or incidental to any of the foregoing. The Partnership shall not engage in any other business without the prior consent of all Parnters.

          3. Location of the Principal place of business.
             -------------------------------------------
             112 South Curry Street
             Tehachapi, California 93561

          4. Name and place of residence of each member:
             ------------------------------------------
             General and Limited Partners being respectively
             ----------------------------------------------
             designated.
             ----------


          The names and addresses of the General Partners and the Original Limited Partner as set forth on the signature page hereof.

          5.  Term for which the Partnership is to exist.
              ------------------------------------------
              The term shall be from the date on which this Agreement of Limited Partnership is filed with the Secretary of State of the State of California until December 31, 2005 unless the Partnership is dissolved at an earlier date by reason of:

              (a) the withdrawal, bankruptcy, assignment for the benefit of creditors, dissolution, death, disability or insanity of a General Partner, or any other event which results in such entity ceasing to be a General Partner, unless within 60 days from the date of any such occurrence, either (i) the remaining General Partners, if any, or (ii) all of the Limited Partners elect to continue the business of the Partnership;

              (b) an election to dissolve the Partnership made in writing by partners holding a majority in interest;

              (c) the sale, exchange or other disposition of all or substantially all of the property of the Partnership; or

              (d) any other event which under the laws of the State of California would cause its dissolution.

          6.   Amount of cash and description of and the agreed value of the
               -------------------------------------------------------------
               other property, if any, contributed by the Original Limited
               -----------------------------------------------------------
               Partner.
               -------

               The capital contribution of the Original Limited Partner is $100

          7.   Additional contributions, if any, agreed to be made by the
               ----------------------------------------------------------
               Original Limited Partner and the times at which or events on the
               ----------------------------------------------------------------
               happening of which they shall be made.
               -------------------------------------

               None.

          8. The time, if agreed upon, when the contribution of the Original Limited Partner is to be returned.

               No Partner shall be entitled to demand the return of his capital contribution, except as provided in Section 15516 of the California Uniform Limited Partnership Act (the "Act") or the successor Section thereto.

          9.   Share of the profits or the other compensation
               ----------------------------------------------
               by way of income which a Limited Partner shall
               ----------------------------------------------
               receive by reason of his contribution.
               -------------------------------------

               The Limited Partners shall receive 99% of the Partnership's profits, gains, losses, deductions, credits and distribution.

          10.  The right, if given, of a Limited Partner to
               --------------------------------------------
               substitute an assignee as contributor in his
               --------------------------------------------
               place, and terms and conditions of the
               --------------------------------------
               substitution.
               ------------

               A Limited Partner may not sell, transfer, assign or subject to a security interest all or any part of his interest in the Partnership except as permitted by this Section 10, and any act in violation of this Section 10 shall be null and void ab initio.

              (a) A Limited Partner may sell, transfer, assign or subject to a security interest any portion or all of his interest in the Partnership; provided, however, that:

                  (i) A Limited Partner first offers to assign to the Partnership his interest in the Partnership which he seeks to transfer for value upon the same terms and conditions as were offered to the Limited Partner pursuant to a bona fide offer by any third party;

                  (ii) the sale, transfer, assignment or security interest is not with respect to a fraction of interest;

                  (iii) a Limited Partner and his purchaser, transferee or assignee executes, acknowledges and delivers to the General Partner such instruments of transfer and assignment with respect to such transaction as are in form and substance satisfactory to the General Partner;

                  (iv) a Limited Partner pays the Partnership a fee which shall be determined by the General Partner and is sufficient to pay all reasonable expenses of the Partnership in connection with such transaction;

                  (v) the purchase, transfer, assignment or security interest shall not be in violation of any applicable federal or state securities laws, including the Securities Act of 1933, as amended, it being understood and agreed that the General Partner may require as a condition to any such sale, transfer, assignment or security interest that the Partnership be furnished with an opinion of counsel, which counsel and opinion shall be satisfactory to the General Partner, to the foregoing effect.

              (b) If the General Partner consents to the admission of a person as a substituted Limited Partner within the meaning of the Act and such person:

                  (i) elects to become a substituted Limited Partner by delivering a written notice of such election to the General Partner;

                  (ii) executes and acknowledges such other instruments as the General Partner may deem necessary or advisable to effect the admission of such person as a substitute Limited Partner, including without limitation, the written acceptance and adoption by such person of the provisions of this Agreement; and

                  (iii) pays a transfer fee, if any, as is determined by the General Partner to be required to pay the costs of admission as a substituted Limited Partner, including, without limitation, the cost of preparing and filing of record an amendment to this Agreement in accordance with the Act:

this Agreement shall be amended (at least one in each calendar quarter) in accordance with the provisions of the Act, all other steps shall be taken which, in the opinion of the General Partner are reasonably necessary to admit such person under the Act as a substituted Limited Partner, and such person shall thereupon become a substituted Limited Partner within the meaning of the Act.

              (c) The General Partners, or any of them, if more than one, may (but shall not be obligated to) acquire the interest of a Limited Partner, and, if with respect to such interest, a General Partner becomes a substituted Limited Partner within the meaning of the Act, the General Partner shall, with respect to such interest, enjoy all rights and be subject to all of the obligations and duties of a Limited Partner;

              (d) This Agreement and any securities issued representing an interest in the Partnership shall bear the following legend:

         "IT IS UNLAWFUL TO CONSUMMATE A SALE OR
         TRANSFER OF THIS SECURITY, OR ANY INTEREST
         THEREIN, OR TO RECEIVE ANY CONSIDERATION
         THEREFOR, WITHOUT THE PRIOR WRITTEN
         CONSENT OF THE COMMISSIONER OF
         CORPORATIONS OF THE STATE OF CALIFORNIA,
         EXCEPT AS PERMITTED IN THE COMMISSIONER'S
         RULES."

          11. The right, if given, of the Partners to admit
              ---------------------------------------------
              additional Limited Partners.
              ---------------------------

              Additional Limited Partners may be admitted from time to time provided each additional Limited Partner contributes cash or property to the Partnership in an amount to be determined by the General Partners.

              The right, if given, of one or more of the
              ------------------------------------------
              Limited Partners to priority over the Limited
              ---------------------------------------------
              Partners, as to contributions or as compensation
              ------------------------------------------------
              by way of income and the nature of such priority.
              ------------------------------------------------

              None.

          13. The right, if given, of the remaining General
              ---------------------------------------------
              Partner or Partners, if any, to continue the
              --------------------------------------------
              business on the death, retirement, dissolution,
              -----------------------------------------------
              bankruptcy or insanity of a General Partner.
              -------------------------------------------

              Upon the retirement, withdrawal, bankruptcy, assignment for the benefit of creditors, dissolution, death, disability or insanity of a General Partner, the remaining General Partners or General Partner shall have the right to continue the business of the Partnership with the consent of all remaining Partners.

              The right, if given, of a Limited Partner to
              --------------------------------------------
              vote any of the matters described in subdivision
              ------------------------------------------------
              (b) of Section 15507 of the California
              --------------------------------------
              Corporations Code, and the vote required for
              --------------------------------------------
              election or removal of General Partners, or to
              ----------------------------------------------
              cause other action to be effective as to the
              --------------------------------------------
              Limited Partnership.
              -------------------

              A Limited Partner shall not be deemed to take part in the control of the business of the Limited Partnership by virtue of his possessing or exercising power, specified herein, to vote upon matters affecting the basic structure of the Partnership, including the following matters:

              (a) election or removal of General Partners;

              (b) termination of the Partnership;

              (c) amendment of the Partnership Agreement; and

              (d) sale of all or substantially all of the assets of the
                  Partnership.

              This Agreement may be executed in several counterparts each of which shall be deemed to be an original copy and all of which together shall constitute one Agreement, binding on all parties hereto, notwithstanding that all the parties shall not have signed the same counterparts.

          IN WITNESS WHEREOF, this Agreement of Limited Partnership has been duly executed by the parties as set forth below.

                                        GENERAL PARTNER:

Date: August 14, 1985                   ZOND WINDSYSTEMS MANAGEMENT
      ---------------                   CORPORATION IV, a California
                                        corporation

                                        By  /s/ Craig A. Anderson
                                           --------------------------------
                                           Craig A. Anderson,
                                           Senior Vice President - General
                                           Counsel

                                           112 South Curry Street
                                           Tehachapi, California  93561
                                           (805) 822-6835

                                        ORIGINAL LIMITED PARTNER:

Date: August 14, 1985                   CRAIG A. ANDERSON, A PROFESSIONAL
      ---------------                   CORPORATION

                                        By  /s/ Craig A. Anderson
                                           ---------------------------------
                                           Craig A. Anderson, President

                                           1693 Mission Drive
                                           Suite 297
                                           Solvang, California  93463

STATE OF CALIFORNIA        )
                             ss
COUNTY OF ____________

          On August 14, 1985, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Craig A. Anderson, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice-President of Zond Windsystems Management Corporation IV, the corporation that executed the within instrument on behalf of said corporation, said corporation being known to me to be the General Partner of Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership, and acknowledged to me that such corporation executed the same as such Partner.

          WITNESS my hand and official seal.

                                                     Mary E. McDermott
                                                     -------------------------
                                                     Notary Public in and for
                                                     said County and State

SEAL


STATE OF CALIFORNIA        )
                             ss
COUNTY OF ____________

          On August 14, 1985, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Craig A. Anderson, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the President of Craig A. Anderson, a Professional Corporation, the corporation that executed the within instrument on behalf of said corporation, said corporation being known to me to be the Original Limited Partner of Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership, and acknowledged to me that such corporation executed the same as such Partner.

          WITNESS my hand and official seal

                                                     Mary E. McDermott
                                                     -------------------------
                                                     Notary Public in and for
                                                     said County and State

SEAL

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Craig A. Anderson
1693 Mission Drive
Suite 297
Solvang, California  93463

--------------------------------------------------------------------------------
                      (Above Space for Recorder's Use Only)

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                   ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B,
                        A CALIFORNIA LIMITED PARTNERSHIP

          This is the Agreement of Limited Partnership of Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership.

          1. Name of the Partnership.
             ------------------------
             Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership.

          2. The Character of the Business.
             -----------------------------
             The business and purposes of the Partnership are to engage (i) in the purchase, operation and management of a wind driven electrical generating facility (the "Windsystem") (including the sale of electricity produced by the Windsystem), and (ii) in any and all general business activities related or incidental to any of the foregoing. The Partnership shall not engage in any other business without the prior consent of all Parnters.

          3. Local of the Principal place of business.
             ----------------------------------------
             112 South Curry Street
             Tehachapi, California 93561

          4. Name and place of residence of each member:
             ------------------------------------------
             General and Limited Partners being respectively
             ----------------------------------------------
             designated.
             ----------


          The names and addresses of the General Partners and the Original Limited Partner as set forth on the signature page hereof.

          5.  Term for which the Partnership is to exist.
              ------------------------------------------
              The term shall be from the date on which this Agreement of Limited Partnership is filed with the Secretary of State of the State of California until December 31, 2005 unless the Partnership is dissolved at an earlier date by reason of:

              (a) the withdrawal, bankruptcy, assignment for the benefit of creditors, dissolution, death, disability or insanity of a General Partner, or any other event which results in such entity ceasing to be a General Partner, unless within 60 days from the date of any such occurrence, either (i) the remaining General Partners, if any, or (ii) all of the Limited Partners elect to continue the business of the Partnership;

              (b) an election to dissolve the Partnership made in writing by partners holding a majority in interest;

              (c) the sale, exchange or other disposition of all or substantially all of the property of the Partnership; or

              (d) any other event which under the laws of the State of California would cause its dissolution.

          6.   Amount of cash and description of and the agreed value of the
               -------------------------------------------------------------
               other property, if any, contributed by the Original Limited
               -----------------------------------------------------------
               Partner.
               -------

               The capital contribution of the Original Limited Partner is $100

          7.   Additional contributions, if any, agreed to be made by the
               ----------------------------------------------------------
               Original Limited Partner and the times at which or events on the
               ----------------------------------------------------------------
               happening of which they shall be made.
               -------------------------------------

               None.

          8. The time, if agreed upon, when the contribution of the Original Limited Partner is to be returned.

               No Partner shall be entitled to demand the return of his capital contribution, except as provided in Section 15516 of the California Uniform Limited Partnership Act (the "Act") or the successor Section thereto.

          9.   Share of the profits or the other compensation
               ----------------------------------------------
               by way of income which a Limited Partner shall
               ----------------------------------------------
               receive by reason of his contribution.
               -------------------------------------

               The Limited Partners shall receive 99% of the Partnership's profits, gains, losses, deductions, credits and distribution.

          10.  The right, if given, of a Limited Partner to
               --------------------------------------------
               substitute an assignee as contributor in his
               --------------------------------------------
               place, and terms and conditions of the
               --------------------------------------
               substitution.
               ------------

               A Limited Partner may not sell, transfer, assign or subject to a security interest all or any part of his interest in the Partnership except as permitted by this Section 10, and any act in violation of this Section 10 shall be null and void ab initio.

              (a) A Limited Partner may sell, transfer, assign or subject to a security interest any portion or all of his interest in the Partnership; provided, however, that:

                  (i) A Limited Partner first offers to assign to the Partnership his interest in the Partnership which he seeks to transfer for value upon the same terms and conditions as were offered to the Limited Partner pursuant to a bona fide offer by any third party;

                  (ii) the sale, transfer, assignment or security interest is not with respect to a fraction of interest;

                  (iii) a Limited Partner and his purchaser, transferee or assignee executes, acknowledges and delivers to the General Partner such instruments of transfer and assignment with respect to such transaction as are in form and substance satisfactory to the General Partner;

                  (iv) a Limited Partner pays the Partnership a fee which shall be determined by the General Partner and is sufficient to pay all reasonable expenses of the Partnership in connection with such transaction;

                  (v) the purchase, transfer, assignment or security interest shall not be in violation of any applicable federal or state securities laws, including the Securities Act of 1933, as amended, it being understood and agreed that the General Partner may require as a condition to any such sale, transfer, assignment or security interest that the Partnership be furnished with an opinion of counsel, which counsel and opinion shall be satisfactory to the General Partner, to the foregoing effect.

              (b) If the General Partner consents to the admission of a person as a substituted Limited Partner within the meaning of the Act and such person:

                  (i) elects to become a substituted Limited Partner by delivering a written notice of such election to the General Partner;

                  (ii) executes and acknowledges such other instruments as the General Partner may deem necessary or advisable to effect the admission of such person as a substitute Limited Partner, including without limitation, the written acceptance and adoption by such person of the provisions of this Agreement; and

                  (iii) pays a transfer fee, if any, as is determined by the General Partner to be required to pay the costs of admission as a substituted Limited Partner, including, without limitation, the cost of preparing and filing of record an amendment to this Agreement in accordance with the Act:

this Agreement shall be amended (at least one in each calendar quarter) in accordance with the provisions of the Act, all other steps shall be taken which, in the opinion of the General Partner are reasonably necessary to admit such person under the Act as a substituted Limited Partner, and such person shall thereupon become a substituted Limited Partner within the meaning of the Act.

              (c) The General Partners, or any of them, if more than one, may (but shall not be obligated to) acquire the interest of a Limited Partner, and, if with respect to such interest, a General Partner becomes a substituted Limited Partner within the meaning of the Act, the General Partner shall, with respect to such interest, enjoy all rights and be subject to all of the obligations and duties of a Limited Partner;

              (d) This Agreement and any securities issued representing an interest in the Partnership shall bear the following legend:

         "IT IS UNLAWFUL TO CONSUMMATE A SALE OR
         TRANSFER OF THIS SECURITY, OR ANY INTEREST
         THEREIN, OR TO RECEIVE ANY CONSIDERATION
         THEREFOR, WITHOUT THE PRIOR WRITTEN
         CONSENT OF THE COMMISSIONER OF
         CORPORATIONS OF THE STATE OF CALIFORNIA,
         EXCEPT AS PERMITTED IN THE COMMISSIONER'S
         RULES."

          11. The right, if given, of the Partners to admit
              ---------------------------------------------
              additional Limited Partners.
              ---------------------------

              Additional Limited Partners may be admitted from time to time provided each additional Limited Partner contributes cash or property to the Partnership in an amount to be determined by the General Partners.

              The right, if given, of one or more of the
              ------------------------------------------
              Limited Partners to priority over the Limited
              ---------------------------------------------
              Partners, as to contributions or as compensation
              ------------------------------------------------
              by way of income and the nature of such priority.
              ------------------------------------------------

              None.

          13. The right, if given, of the remaining General
              ---------------------------------------------
              Partner or Partners, if any, to continue the
              --------------------------------------------
              business on the death, retirement, dissolution,
              -----------------------------------------------
              bankruptcy or insanity of a General Partner.
              -------------------------------------------

              Upon the retirement, withdrawal, bankruptcy, assignment for the benefit of creditors, dissolution, death, disability or insanity of a General Partner, the remaining General Partners or General Partner shall have the right to continue the business of the Partnership with the consent of all remaining Partners.

              The right, if given, of a Limited Partner to
              --------------------------------------------
              vote any of the matters described in subdivision
              ------------------------------------------------
              (b) of Section 15507 of the California
              --------------------------------------
              Corporations Code, and the vote required for
              --------------------------------------------
              election or removal of General Partners, or to
              ----------------------------------------------
              cause other action to be effective as to the
              --------------------------------------------
              Limited Partnership.
              -------------------

              A Limited Partner shall not be deemed to take part in the control of the business of the Limited Partnership by virtue of his possessing or exercising power, specified herein, to vote upon matters affecting the basic structure of the Partnership, including the following matters:

              (a) election or removal of General Partners;

              (b) termination of the Partnership;

              (c) amendment of the Partnership Agreement; and

              (d) sale of all or substantially all of the assets of the
                  Partnership.

              This Agreement may be executed in several counterparts each of which shall be deemed to be an original copy and all of which together shall constitute one Agreement, binding on all parties hereto, notwithstanding that all the parties shall not have signed the same counterparts.

          IN WITNESS WHEREOF, this Agreement of Limited Partnership has been duly executed by the parties as set forth below.

                                        GENERAL PARTNER:

Date: August 14, 1985                   ZOND WINDSYSTEMS MANAGEMENT
      ---------------                   CORPORATION IV, a California
                                        corporation

                                        By --------------------------------
                                           Craig A. Anderson,
                                           Senior Vice President - General
                                           Counsel

                                           112 South Curry Street
                                           Tehachapi, California  93561
                                           (805) 822-6835

                                        ORIGINAL LIMITED PARTNER:

Date: August 14, 1985                   CRAIG A. ANDERSON, A PROFESSIONAL
      ---------------                   CORPORATION


                                        By ---------------------------------
                                           Craig A. Anderson, President

                                           1693 Mission Drive
                                           Suite 297
                                           Solvang, California  93463

STATE OF CALIFORNIA        )
                             ss
COUNTY OF ____________

          On August 14, 1985, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Craig A. Anderson, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice-President of Zond Windsystems Management Corporation IV, the corporation that executed the within instrument on behalf of said corporation, said corporation being known to me to be the General Partner of Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership, and acknowledged to me that such corporation executed the same as such Partner.

          WITNESS my hand and official seal.


                                                     /s/ Mary E. McDermott
                                                     -------------------------
                                                     Notary Public in and for
                                                     said County and State

SEAL


STATE OF CALIFORNIA        )
                             ss
COUNTY OF ____________

          On August 14, 1985, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Craig A. Anderson, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the President of Craig A. Anderson, a Professional Corporation, the corporation that executed the within instrument on behalf of said corporation, said corporation being known to me to be the Original Limited Partner of Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership, and acknowledged to me that such corporation executed the same as such Partner.

          WITNESS my hand and official seal


                                                     /s/ Mary E. McDermott
                                                     -------------------------
                                                     Notary Public in and for
                                                     said County and State

SEAL